UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2015

CTI BioPharma Corp.

(Exact name of registrant as specified in its charter)

Washington	001-12465	91-1533912
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3101 Western Avenue, Suite 600

Seattle, Washington 98121

(Address of principal executive offices)

Registrant’s telephone number, including area code: (206) 282-7100

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers.

The Board of Directors (the “Board”) of CTI BioPharma Corp. (the “Company”) previously approved, subject to approval by the Company’s shareholders (“Shareholders”), the 2015 Equity Incentive Plan (the “2015 Plan”). At the Company’s Annual Meeting of Shareholders on September 23, 2015 (the “Annual Meeting”), the Shareholders approved the 2015 Plan.

For a summary of the 2015 Plan, please refer to the heading “Summary Description of the 2015 Plan” contained in Proposal 2 of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on July 29, 2015 (the “Proxy Statement”). Such summary is incorporated herein by reference and is qualified in its entirety by the text of the 2015 Plan, which is incorporated herein by reference to Exhibit 10.1.

In addition, the Board previously approved, subject to Shareholder approval, an amendment to the Company’s 2007 Employee Stock Purchase Plan, as amended and restated (the “2007 ESPP”), to increase the maximum number of shares of the Company’s common stock authorized for issuance under the 2007 ESPP by 1,949,167 shares. At the Annual Meeting, the Shareholders approved such amendment to the 2007 ESPP. For a summary of the 2007 ESPP, please refer to the heading “Summary Description of the 2007 ESPP” contained in Proposal 3 of the Proxy Statement. Such summary is incorporated herein by reference and is qualified in its entirety by the text of the 2007 ESPP, which is incorporated herein by reference to Exhibit 10.2.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 23, 2015, at the Annual Meeting, the Shareholders approved the five proposals listed below. The proposals are described in detail in the Proxy Statement. The results are as follows:

Proposal 1. Election of Directors

The Shareholders voted on a proposal to elect six directors to the Board, each to serve one-year terms. Pursuant to the Company’s bylaws, the six nominees for director seats who received the most votes cast at the Annual Meeting were elected. The results of the voting were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Dr. James A. Bianco	54,981,092	3,522,206	46,293,230
Ms. Karen Ignagni	52,466,763	6,036,535	46,293,230
Mr. Richard L. Love	42,960,340	15,542,958	46,293,230
Dr. Mary O. Mundinger	40,471,470	18,031,828	46,293,230
Dr. Jack W. Singer	51,712,501	6,790,797	46,293,230
Dr. Frederick W. Telling	41,350,262	17,153,036	46,293,230

Broker non-votes had no effect on the outcome of this proposal since the election of directors is based on the number of votes actually cast. Each of the director nominees was elected.

Proposal 2. Approval of the 2015 Equity Incentive Plan

The Shareholders voted on a proposal to approve the 2015 Plan. The results of the voting included 32,035,920 votes for, 26,353,055 votes against, 114,323 votes abstained and 46,293,230 broker non-votes. Abstentions and broker non-votes had no effect on the outcome of this proposal since the approval the 2015 Plan was based on the number of votes actually cast. The 2015 Plan was approved.

Proposal 3. Amendment of the 2007 Employee Stock Purchase Plan

The Shareholders voted on a proposal to approve the amendment to the 2007 ESPP to increase the maximum number of shares of the Company’s common stock authorized for issuance under the 2007 ESPP by 1,949,167 shares. The results of the voting included 55,228,689 votes for, 3,063,462 votes against, 211,147 votes abstained and 46,293,230 broker non-votes. Abstentions and broker non-votes had no effect on the outcome of this proposal since the approval of the amendment to the 2007 ESPP was based on the number of votes actually cast. The amendment to the 2007 ESPP was approved.

Proposal 4. Ratification of Selection of Independent Auditors

The Shareholders voted on a proposal to ratify the selection of Marcum LLP as the Company’s independent auditors for the year ending December 31, 2015. The results of the voting included 103,850,174 votes for, 800,669 votes against, 145,685 votes abstained and no broker non-votes. Abstentions had no effect on the outcome of this proposal since the ratification of the appointment of Marcum LLP was based on the number of votes actually cast. The appointment of Marcum LLP was ratified.

Proposal 5. Advisory Vote to Approve Executive Compensation

The Shareholders voted on a non-binding advisory proposal to approve the compensation paid to the Company’s named executive officers as disclosed in the Proxy Statement. The results of the voting included 31,075,304 votes for, 27,263,232 votes against, 164,762 votes abstained and 46,293,230 broker non-votes. Abstentions and broker non-votes had no effect on the outcome of this proposal since this advisory vote was based on the number of votes actually cast. The Shareholders approved the compensation paid to the Company’s named executive officers as disclosed in the Proxy Statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	CTI BioPharma Corp. 2015 Equity Incentive Plan (incorporated by reference to Appendix A to the Registrant’s Definitive Proxy Statement on Schedule 14A filed on July 29, 2015).
10.2

CTI BioPharma Corp. 2007 Employee Stock Purchase Plan, as amended and restated (incorporated by reference to Appendix B to the Registrant’s Definitive Proxy Statement on Schedule 14A filed on July 29, 2015).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTI BIOPHARMA CORP.
Date: September 23, 2015	By:	/s/ Louis A. Bianco
Louis A. Bianco
Executive Vice President, Finance and
Administration

EXHIBIT INDEX

Exhibit Number	Description

10.1	CTI BioPharma Corp. 2015 Equity Incentive Plan (incorporated by reference to Appendix A to the Registrant’s Definitive Proxy Statement on Schedule 14A filed on July 29, 2015).
10.2

CTI BioPharma Corp. 2007 Employee Stock Purchase Plan, as amended and restated (incorporated by reference to Appendix B to the Registrant’s Definitive Proxy Statement on Schedule 14A filed on July 29, 2015).